EXHIBIT 99.1

Golden Matrix Reports Record

Second Quarter Revenues Exceeding $39 Million

LAS VEGAS, NV, July 9, 2024 - Golden Matrix Group Inc. (NASDAQ:GMGI)(“Golden Matrix”, “GMGI” or the “Company”), an international developer, licensor and global operator of online gaming and eCommerce platforms, systems and gaming content, today announced that pursuant to preliminary revenue estimates, it achieved record revenues of more than $39 million for the Company’s second quarter ended June 30, 2024. Because GMGI’s acquisition of the MeridianBet Group was completed at the beginning of April, and both companies are now operating with the same calendar/fiscal year, this is GMGI’s first reporting period to include consolidated revenues of the combined Company.

SECOND QUARTER HIGHLIGHTS:

•	The recent roll out of new technology and a new updated website for RKingsCompetitions Ltd (“RKings”) has already demonstrated significant success, with RKings posting its strongest quarterly revenues in Q2, since being acquired by the Company in 2022.

•	Global expansion of MeridianBet Group’s operations is well underway with MeridianBet Group recently announcing in June, it had been granted two new major licenses, South Africa and Peru.

•	MeridianBet Group’s operating Sportsbook in Brazil continues to post strong results and expectations, wagering reached 14.7M USD in Q2 '24, which is 13% more than Q1 '24 and expectations are that it will continue to grow over time.

•	Expanse Studios, MeridianBet’s state-of-the-art gaming portfolio, has continued to generate strong revenues Q2 ’24 being 26% higher than in Q1 '24. Expanse continues to sign up new casino operators and has recently announced a strategic partnership with Betika, Kenya’s leading online gaming company. This collaboration will further increase Expanse Studios’ iGaming market exposure across Africa." According to Statista, Kenya’s iGaming market is poised for substantial growth, with online gambling revenues expected to grow at a CAGR of 6.25% until 2028.

“Our acquisition of MeridianBet Group is off to a great start, with this strong initial quarter and expectations for continued growth of revenues and profits for the forseeable future,” said GMGI CEO, Brian Goodman, who continued, “Mr Aleksandar Milovanović, the largest shareholder of the Company, recently convert $4 million of deferred debt into shares of common stock at a conversion price of $3 per share. We believe this clearly shows confidence in the Company and its ongoing performance.

We plan to continue to work to strengthen our business-to-business (B2B) and business-to-consumer (B2C) segments worldwide, and we are currently evaluating acquisition opportutnities which we hope will further boost our strong core business growth and overall financial performance.”

Further information on financial results for the second quarter ending June 30, 2024 will be available in GMGI’s Quarterly Report on Form 10-Q filing with the Securities and Exchange Commission, expected to be filed on or about August 14, 2024.

Preliminary Results of Operations

The preliminary results for the quarter ended June 30, 2024, described above are an estimate, based on information available to management as of the date of this release, and are subject to further changes upon completion of the Company’s standard quarter-end/year-end closing procedures. Such financial results for the quarter ended June 30, 2024 and related comparisons to prior periods included in this release are preliminary and have not been reviewed or audited. This press release does not present all necessary information for an understanding of the Company’s financial condition as of the date of this release, or its results of operations for the quarter ended June 30, 2024. As the Company completes its quarter-end financial close process and finalizes its financial statements for the quarter, it will be required to make significant judgments in a number of areas. It is possible that the Company may identify items that require it to make adjustments to the preliminary financial information set forth above and those changes could be material. Accordingly, undue reliance should not be placed on this preliminary data. The Company does not intend to update such financial information prior to the release of its final financial statement information for the quarter ended June 30, 2024, which is currently scheduled to be released on or around August 14, 2024.

About Golden Matrix

Golden Matrix Group, based in Las Vegas NV, is an established B2B and B2C gaming technology company operating across multiple international markets. The B2B division of Golden Matrix develops and licenses proprietary gaming platforms for its extensive list of clients and RKings, its B2C division, operates a high-volume eCommerce site enabling end users to enter paid-for competitions on its proprietary platform in authorized markets. The Company also owns and operates MEXPLAY, a regulated online casino in Mexico.

Founded in 2001 and acquired by Golden Matrix in 2024, the MeridianBet Group is a well-established online sports betting and gaming group, licensed and currently operating in 15 jurisdictions across Europe, Africa and South America. MeridianBet Group’s successful business model utilizes proprietary technology and scalable systems, thus allowing it to operate in multiple countries and currencies and with an omni-channel approach to markets, including retail, desktop online and mobile.

The companies’ sophisticated software automatically declines any gaming or redemption requests from within the United States, in strict compliance with current US law.

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FORWARD-LOOKING STATEMENTS

Certain statements made in this press release contain forward-looking information within the meaning of applicable securities laws, including within the meaning of the Private Securities Litigation Reform Act of 1995 (“forward-looking statements”). Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the Company’s preliminary revenue results for the quarter ended June 30, 2024 and whether actual financial results for the quarter ended June 30, 2024 will differ materially from the preliminary results reported above; the the ability of the Company to obtain required funding, the terms of such funding, potential dilution caused thereby and/or covenants agreed to in connection therewith; the ability of the Company to pay post-closing and other obligations to the former MeridianBet Group stockholders; potential lawsuits regarding the acquisition; the business, economic and political conditions in the markets in which the Company operates; the effect on the Company and its operations of the ongoing Ukraine/Russia conflict and the conflict in Israel, changing interest rates and inflation, and risks of recessions; the need for additional financing, the terms of such financing and the availability of such financing; the ability of the Company and/or its subsidiaries to obtain additional gaming licenses; the ability of the Company to manage growth; the Company’s ability to complete acquisitions and the available funding for such acquisitions; disruptions caused by acquisitions; dilution caused by fund raising, the conversion of outstanding preferred stock and convertible securities and/or acquisitions; the Company’s ability to maintain the listing of its common stock on the Nasdaq Capital Market; the Company’s expectations for future growth, revenues, and profitability; the Company’s expectations regarding future plans and timing thereof; the Company’s reliance on its management; the fact that the former sellers of the MeridianBet Group hold voting control over the Company; related party relationships; the potential effect of economic downturns, recessions, increases in interest rates and inflation, and market conditions, decreases in discretionary spending and therefore demand for our products and services, and increases in the cost of capital, related thereto, among other affects thereof, on the Company’s operations and prospects; the Company’s ability to protect proprietary information; the ability of the Company to compete in its market; the status of the Company’s internal controls; the effect of current and future regulation, the Company’s ability to comply with regulations and potential penalties in the event it fails to comply with such regulations and changes in the enforcement and interpretation of existing laws and regulations and the adoption of new laws and regulations that may unfavorably impact our business; the risks associated with gaming fraud, user cheating and cyber-attacks; risks associated with systems failures and failures of technology and infrastructure on which the Company’s programs rely; foreign exchange and currency risks; the outcome of contingencies, including legal proceedings in the normal course of business; the ability to compete against existing and new competitors; the ability to manage expenses associated with sales and marketing and necessary general and administrative and technology investments; and general consumer sentiment and economic conditions that may affect levels of discretionary customer purchases of the Company’s products, including potential recessions and global economic slowdowns. Although we believe that our plans, intentions and expectations reflected in or suggested by the forward-looking statements we make in this press release are reasonable, we provide no assurance that these plans, intentions or expectations will be achieved.

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Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, under the “Special Note Regarding Forward-Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of the Company’s periodic and current filings with the SEC, including the Form 10-Qs and Form 10-Ks, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended October 31, 2023 and its Quarterly Report on Form 10-Q for the quarter ended January 31, 2024, and future periodic reports on Form 10-K and Form 10‑Q. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of the Company are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results. The forward-looking statements included in this press release are made only as of the date hereof. The Company cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, the Company undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that is not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

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Golden Matrix Group

Contact: ir@goldenmatrix.com

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